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                                                                      Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------

As of December 31, 2000, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.
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

                                                                         %
                                                                         Voting
                                                                         Stock
                                                       Organized         Owned
                                                       Under             By
Names of Subsidiaries                                  Laws of:          Parent
---------------------                                 ---------         ---------
Household Investment Funding, Inc.                      Delaware           100%
Household Aviation, LLC                                 Delaware           N/A
Hamilton Investments, Inc.                              Delaware           100%
 Craig-Hallum Corporation                               Delaware           100%
Renaissance Credit Services, Inc.                       Delaware           100%
 Renaissance Bankcard Services                          Oregon             100%
 Renaissance Bankcard Services of Kentucky              Kentucky           100%
 Household Bank, f.s.b.                                 California         100%
  HB Receivables Corporation                            Nevada             100%
  Beneficial Retail Services, Inc.                      Delaware           100%
  HHTS, Inc.                                            Illinois           100%
  Household Bank (SB), N.A.                             United States      100%
   Household Affinity Funding Corporation               Delaware           100%
  Household Service Corporation of Illinois, Inc.       Illinois           100%
   Household Insurance Services, Inc.                   Illinois           100%
  Housekey Financial Corporation                        Illinois           100%
   Household Mortgage Services, Inc.                    Delaware           100%
Beneficial Service Corporation                          Delaware           100%
Beneficial Service Corporation of Delaware              Delaware           100%
Household Capital Corporation                           Delaware           100%
Household Finance Corporation                           Delaware           100%
 Household Receivables Funding, Inc. III                Delaware           100%
 Household Receivables Acquisition Company II           Delaware           100%
 HGF Leasing, Inc.                                      Delaware           100%
 Beneficial Corporation                                 Delaware           100%
  Beneficial Credit Corp.                               Delaware           100%
  Guaranty and Indemnity Insurance Company              Delaware           100%
  Bencharge Credit Service Holding Company              Delaware           100%
   Beneficial Credit Services Northeast, Inc.           Delaware           100%
   Household Payroll Services, Inc.                     Delaware           100%
   Beneficial Credit Services of Connecticut Inc.       Delaware           100%
   Beneficial Credit Services of Mississippi Inc.       Delaware           100%
   Beneficial Credit Services of South Carolina Inc.    Delaware           100%
   Beneficial Credit Services Inc.                      Delaware           100%
  Beneficial Alabama Inc.                               Alabama            100%
  Beneficial Arizona Inc.                               Delaware           100%
  Beneficial California Inc.                            Delaware           100%
  Beneficial Colorado Inc.                              Delaware           100%
  Beneficial Commercial Holding Corporation             Delaware           100%
   Beneficial Commercial Corporation                    Delaware           100%
    Beneficial Finance Leasing Corporation              Delaware           100%
    Beneficial Leasing Group, Inc.                      Delaware           100%
     Neil Corporation                                   Delaware           100%
     Silliman Corporation                               Delaware           100%
  Beneficial Connecticut Inc.                           Delaware           100%
  Beneficial Consumer Discount Company                  Pennsylvania       100%

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
  Beneficial Delaware Inc.                              Delaware              100%
  Beneficial Discount Co. of Virginia                   Delaware              100%
  Beneficial Finance Co. of West Virginia               Delaware              100%
  Beneficial Finance Services, Inc.                     Kansas                100%
  Beneficial Florida Inc.                               Delaware              100%
   Beneficial Mortgage Co. of Florida                   Delaware              100%
  Beneficial Georgia Inc.                               Delaware              100%
  Beneficial Hawaii Inc.                                Delaware              100%
  Beneficial Idaho Inc.                                 Delaware              100%
  Beneficial Illinois Inc.                              Delaware              100%
Beneficial Income Tax Service Holding Co., Inc.         Delaware              100%
   Household Tax Masters Inc.                           Delaware              100%
  Beneficial Indiana Inc.                               Delaware              100%
  Beneficial Investment Co.                             Delaware              100%
   Beneficial Credit Services of New York, Inc.         Delaware              100%
   Beneficial New York Inc.                             New York              100%
   Beneficial Homeowner Service Corporation             Delaware              100%
  Beneficial Iowa Inc.                                  Iowa                  100%
  Beneficial Kansas Inc.                                Kansas                100%
  Beneficial Kentucky Inc.                              Delaware              100%
  Beneficial Land Company, Inc.                         New Jersey            100%
  Beneficial Loan & Thrift Co.                          Minnesota             100%
  Beneficial Louisiana Inc.                             Delaware              100%
  Beneficial Maine Inc.                                 Delaware              100%
  Beneficial Management Corporation                     Delaware              100%
   Beneficial Management Institute, Inc.                New York              100%
  Beneficial Management Corporation of America          Delaware              100%
   Beneficial Franchise Company Inc.                    Delaware              100%
    Beneficial Business Credit Corp.                    Delaware              100%
    Beneficial Mark Holding Inc.                        Delaware              100%
   Beneficial Trademark Co.                             Delaware              100%
  Beneficial Management Headquarters, Inc.              New Jersey            100%
   Beneficial Facilities Corporation                    New Jersey            100%
  Beneficial Maryland Inc.                              Delaware              100%
  Beneficial Massachusetts Inc.                         Delaware              100%
  Beneficial Michigan Inc.                              Delaware              100%
  Beneficial Mississippi Inc.                           Delaware              100%
  Beneficial Missouri, Inc.                             Delaware              100%
  Beneficial Montana Inc.                               Delaware              100%
  Beneficial Mortgage Holding Company                   Delaware              100%
   Beneficial Excess Servicing Inc.                     Delaware              100%
   Beneficial Home Mortgage Loan Corp.                  Delaware              100%
   Beneficial Mortgage Co. of Arizona                   Delaware              100%
   Beneficial Mortgage Co. of Colorado                  Delaware              100%
   Beneficial Mortgage Co. of Connecticut               Delaware              100%
   Beneficial Mortgage Co. of Georgia                   Delaware              100%
   Beneficial Mortgage Co. of Idaho                     Delaware              100%
   Beneficial Mortgage Co. of Indiana                   Delaware              100%
   Beneficial Mortgage Co. of Kansas, Inc.              Delaware              100%
   Beneficial Mortgage Co. of Louisiana                 Delaware              100%
   Beneficial Mortgage Co. of Maryland                  Delaware              100%
   Beneficial Mortgage Co. of Massachusetts             Delaware              100%
   Beneficial Mortgage Co. of Mississippi               Delaware              100%
   Beneficial Mortgage Co. of Missouri, Inc.            Delaware              100%
   Beneficial Mortgage Co. of Nevada                    Delaware              100%
   Beneficial Mortgage Co. of New Hampshire             Delaware              100%
   Beneficial Mortgage Co. of Oklahoma                  Delaware              100%
   Beneficial Mortgage Co. of Rhode Island              Delaware              100%
   Beneficial Mortgage Co. of South Carolina            Delaware              100%
   Beneficial Mortgage Co. of Texas                     Delaware              100%
   Beneficial Mortgage Co. of Utah                      Delaware              100%

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
   Beneficial Mortgage Co. of Virginia                  Delaware              100%
    Beneficial Mortgage Co. of North Carolina           Delaware              100%
     Decision One Mortgage Company, LLC                 North Carolina        100%
  Beneficial National Bank USA                          Delaware              100%
   Beneficial Service Corporation of New Jersey         Delaware              100%
  Beneficial Nebraska Inc.                              Nebraska              100%
  Beneficial Nevada Inc.                                Delaware              100%
  Beneficial New Hampshire Inc.                         Delaware              100%
  Beneficial New Jersey Inc.                            Delaware              100%
  Beneficial New Mexico Inc.                            Delaware              100%
  Beneficial North Carolina Inc.                        Delaware              100%
  Beneficial Oklahoma Inc.                              Delaware              100%
  Beneficial Oregon Inc.                                Delaware              100%
  Beneficial Real Estate Company, Inc.                  New Jersey            100%
  Beneficial Rhode Island Inc.                          Delaware              100%
  Beneficial South Carolina Inc.                        Delaware              100%
  Beneficial South Dakota Inc.                          Delaware              100%
  Beneficial Systems Development Corporation            Delaware              100%
  Beneficial Technology Corporation                     Delaware              100%
  Beneficial Tennessee Inc.                             Tennessee             100%
  Beneficial Texas Inc.                                 Texas                 100%
  Beneficial Utah Inc.                                  Delaware              100%
  Beneficial Vermont Inc.                               Delaware              100%
  Beneficial Virginia Inc.                              Delaware              100%
  Beneficial Washington Inc.                            Delaware              100%
  Beneficial West Virginia, Inc.                        West Virginia         100%
  Beneficial Wisconsin Inc.                             Delaware              100%
  Beneficial Wyoming Inc.                               Wyoming               100%
  Benevest Group Inc.                                   Delaware              100%
   Benevest Service Company                             Delaware              100%
   Benevest Services, Inc.                              Washington            100%
   Benevest Escrow Company                              Delaware              100%
  BMC Holding Company                                   Delaware              100%
   Beneficial Mortgage Corporation                      Delaware              100%
    Beneficial Mortgage Services, Inc.                  Delaware              100%
  Bon Secour Properties Inc.                            Alabama               100%
  Capital Financial Services Inc.                       Nevada                100%
  Harbour Island Inc.                                   Florida               100%
   Harbour Island Venture One, Inc.                     Florida               100%
   Harbour Island Venture Three, Inc.                   Florida               100%
   Harbour Island Venture Four, Inc.                    Florida               100%
   Tampa Island Transit Company, Inc.                   Florida               100%
  Personal Mortgage Holding Company                     Delaware              100%
   Personal Mortgage Corporation                        Delaware              100%
  Southern Trust Company                                Delaware              100%
  Southwest Beneficial Finance, Inc.                    Illinois              100%
  Wasco Properties, Inc.                                Delaware              100%
   Beneficial Real Estate Joint Venture, Inc.           Delaware              100%
  Alabama Properties                                    Delaware              100%
 HFC Card Funding Corporation                           Delaware              100%
 HFC Funding Corporation                                Delaware              100%
 HFC Revolving Corporation                              Delaware              100%
 HFS Funding Corporation                                Delaware              100%
 Household Acquisition Corporation                      Delaware              100%
  HFTA Corporation                                      Delaware              100%
   Pacific Agency, Inc.                                 Nevada                100%
   HFTA Consumer Discount Company                       Pennsylvania          100%
   HFTA First Financial Corporation                     California            100%
   HFTA Second Corporation                              Alabama               100%
   HFTA Third Corporation                               Delaware              100%
   HFTA Fourth Corporation                              Minnesota             100%

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
   HFTA Fifth Corporation                               Nevada                100%
   HFTA Sixth Corporation                               Nevada                100%
   HFTA Seventh Corporation                             New Jersey            100%
   HFTA Eighth Corporation                              Ohio                  100%
   HFTA Ninth Corporation                               West Virginia         100%
   HFTA Tenth Corporation                               Washington            100%
   Household Finance Corporation of Hawaii              Hawaii                100%
   Household Realty Corporation (1997) Limited          British Columbia      100%
   Pacific Finance Loans                                California            100%
 Household Automotive Finance Corporation               Delaware              100%
  ACC Funding Corp.                                     Delaware              100%
  ACC Receivables Corp.                                 Delaware              100%
  Household Automotive Credit Corporation               Delaware              100%
  OFL-A Receivables Corp.                               Delaware              100%
 Household Auto Receivables Corporation                 Nevada                100%
 Household Bank (Nevada), N.A.                          United States         100%
  Household Card Funding Corporation                    Delaware              100%
  Household Receivables Funding Corporation             Nevada                100%
  Household Receivables Funding Corporation II          Delaware              100%
  Household Receivables Funding, Inc.                   Delaware              100%
 Household Capital Markets, Inc.                        Delaware              100%
 Household Card Services, Inc.                          Nevada                100%
 Household Consumer Loan Corporation                    Nevada                100%
 Household Corporation                                  Delaware              100%
 Household Credit Services, Inc.                        Delaware              100%
  Renaissance Recovery Services, Inc.                   Delaware              100%
 Household Credit Services of Mexico, Inc.              Delaware              100%
 Household Financial Services, Inc.                     Delaware              100%
 Household Group, Inc.                                  Delaware              100%
  Household Life Insurance Co. of Arizona               Arizona               100%
  Household Insurance Group Holding Company             Delaware              100%
   Household Life Insurance Company of Delaware         Delaware              100%
   Household Insurance Agency, Inc.                     Michigan              100%
   Household Insurance Agency, Inc.                     Nevada                100%
   Wesco Insurance Company                              Delaware              100%
    Southwest Texas General Agency, Inc.                Texas                 100%
   Service General Insurance Company                    Ohio                  100%
    Beneficial Ohio Inc.                                Delaware              100%
    Service Management Corporation                      Ohio                  100%
     B.I.G. Insurance Agency, Inc.                      Ohio                  100%
   BFC Agency, Inc.                                     Delaware              100%
   BFC Insurance Agency of Nevada                       Nevada                100%
   Beneficial Direct, Inc.                              New Jersey            100%
   Household Insurance Group, Inc.                      Delaware              100%
   Service Administrators, Inc. (USA)                   Colorado              100%
   Household Life Insurance Company                     Michigan              100%
    First Central National Life Insurance
      Company of New York                               New York              100%
   Arcadia Insurance Administrators, Inc.               Delaware              100%
  AHLIC Investment Holdings Corporation                 Delaware              100%
  Cal-Pacific Services, Inc.                            California            100%
  HFS Investments, Inc.                                 Nevada                100%
   JV Mortgage Capital, Inc.                            Delaware               50%
    JV Mortgage Capital, L.P.                           Delaware             50.5%
     JV Mortgage Capital Consumer Discount Company      Pennsylvania          100%
  Household Business Services, Inc.                     Delaware              100%
   Financial Network Alliance, L.L.P.                   Illinois               50%
    FNA Consumer Discount Company                       Pennsylvania          100%
  Household Commercial Financial Services, Inc.         Delaware              100%
   The Generra Company                                  Delaware              100%
   Business Realty Inc.                                 Delaware              100%

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
    Business Lakeview, Inc.                             Delaware              100%
   Capital Graphics, Inc.                               Delaware              100%
   CPI Enterprises                                      Delaware              100%
   HCFS Business Equipment Corporation                  Delaware              100%
   HFC Commercial Realty, Inc.                          Delaware              100%
    PPSG Corporation                                    Delaware              100%
    G.C. Center, Inc.                                   Delaware              100%
    Com Realty, Inc.                                    Delaware              100%
     Lighthouse Property Corporation                    Delaware              100%
    Household OPEB I, Inc.                              Illinois              100%
   HFC Leasing, Inc.                                    Delaware              100%
    First HFC Leasing Corporation                       Delaware              100%
    Second HFC Leasing Corporation                      Delaware              100%
    Valley Properties Corporation                       Tennessee             100%
    Fifth HFC Leasing Corporation                       Delaware              100%
    Sixth HFC Leasing Corporation                       Delaware              100%
    Seventh HFC Leasing Corporation                     Delaware              100%
    Eighth HFC Leasing Corporation                      Delaware              100%
    Tenth HFC Leasing Corporation                       Delaware              100%
    Eleventh HFC Leasing Corporation                    Delaware              100%
    Thirteenth HFC Leasing Corporation                  Delaware              100%
    Fourteenth HFC Leasing Corporation                  Delaware              100%
    Seventeenth HFC Leasing Corporation                 Delaware              100%
    Nineteenth HFC Leasing Corporation                  Delaware              100%
    Twenty-second HFC Leasing Corporation               Delaware              100%
    Twenty-sixth HFC Leasing Corporation                Delaware              100%
    Beaver Valley, Inc.                                 Delaware              100%
    Hull 752 Corporation                                Delaware              100%
    Hull 753 Corporation                                Delaware              100%
    Third HFC Leasing Corporation                       Delaware              100%
     Macray Corporation                                 California            100%
    Fourth HFC Leasing Corporation                      Delaware              100%
     Pargen Corporation                                 California            100%
    Fifteenth HFC Leasing Corporation                   Delaware              100%
     Hull Fifty Corporation                             Delaware              100%
   HFC Retail Credit Services, Inc.                     Delaware              100%
   Household Capital Investment Corporation             Delaware              100%
    Old K & B Corporation                               Michigan             94.4%
   Household Commercial of California, Inc.             California            100%
    Real Estate Collateral Management Company           Delaware              100%
   OLC, Inc.                                            Rhode Island          100%
    OPI, Inc.                                           Virginia              100%
  Household Finance Consumer Discount Company           Pennsylvania          100%
   Overseas Leasing Two FSC, Ltd.                       Bermuda               100%
  Household Finance Corporation II                      Delaware              100%
  Household Finance Corporation of Alabama              Alabama               100%
  Household Finance Corporation of California           Delaware              100%
  Household Finance Corporation of Nevada               Delaware              100%
   Household Finance Realty Corporation of New York     Delaware              100%
  Household Finance Corporation of West Virginia        West Virginia         100%
  Household Finance Industrial Loan Company             Washington            100%
  Household Finance Industrial Loan Company of Iowa     Iowa                  100%
  Household Finance Realty Corporation of Nevada        Delaware              100%
   Household Finance Corporation III                    Delaware              100%
    Amstelveen FSC, Ltd.                                Bermuda               100%
    HFC Agency of Connecticut, Inc.                     Connecticut           100%
    HFC Agency of Michigan, Inc.                        Michigan              100%
    HFC Agency of Missouri, Inc.                        Missouri              100%
    Night Watch FSC, Ltd.                               Bermuda               100%
    Household Realty Corporation                        Delaware              100%
     Overseas Leasing One FSC, Ltd.                     Bermuda               100%

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
    Overseas Leasing Four FSC, Ltd.                     Bermuda               100%
    Overseas Leasing Five FSC, Ltd.                     Bermuda               100%
   Household Retail Services, Inc.                      Delaware              100%
    HRSI Funding, Inc.                                  Nevada                100%
  Household Financial Center Inc.                       Tennessee             100%
  Household Industrial Finance Company                  Minnesota             100%
  Household Industrial Loan Co. of Kentucky             Kentucky              100%
  Household Recovery Services Corporation               Delaware              100%
  Household Relocation Management, Inc.                 Illinois              100%
  Household Servicing, Inc.                             Delaware              100%
  Mortgage One Corporation                              Delaware              100%
  Mortgage Two Corporation                              Delaware              100%
  Sixty-First HFC Leasing Corporation                   Delaware              100%
 Household Pooling Corporation                          Nevada                100%
 Household Receivables Acquisition Company              Delaware              100%
 Household REIT Corporation                             Nevada                100%
Household Financial Group, Ltd.                         Delaware              100%
Household Global Funding, Inc.                          Delaware              100%
 Beneficial Premium Services Limited                    England               100%
 Beneficial Limited                                     England              99.9%
  Beneficial Financial Services Limited                 England               100%
  Beneficial Leasing Limited                            England               100%
  Beneficial Trust Investments Limited                  England               100%
  Beneficial Trust Nominees Limited                     England               100%
  Endeavour Personal Finance Limited                    England               100%
  Security Trust Limited                                England               100%
  Sterling Credit Limited                               England               100%
  Sterling Credit Management Limited                    England               100%
  The Loan Corporation Limited                          England               100%
 Extracard Corp.                                        Delaware              100%
 Household Ireland (Holdings), Limited                  Delaware              100%
  BFC Ireland (Holdings) Limited                        Ireland               100%
   BFC Insurance (Life) Limited                         Ireland               100%
   BFC Management Services Limited                      Ireland               100%
   BFC Insurance Limited                                Ireland               100%
   BFC Reinsurance Limited                              Ireland               100%
 Household International (U.K.) Limited                 England               100%
  D.L.R.S. Limited                                      England               100%
  HFC Bank plc                                          England               100%
   HFC Pension Plan (Ireland) Limited                   Ireland               100%
   Hamilton Financial Planning Services Ltd.            England               100%
   Hamilton Insurance Company Limited                   England               100%
   Hamilton Life Assurance Company Limited              England               100%
   HFC Pension Plan Limited                             England               100%
   Household Funding Limited                            England               100%
   Household Investments Limited                        England               100%
   Household Leasing Limited                            England               100%
   Household Management Corporation Limited             England and Wales     100%
  Household Overseas Limited                            England               100%
   Household International Netherlands B.V.             Netherlands           100%
 Household Financial Corporation Limited                Ontario               100%
  Household Finance Corporation of Canada               Canada                100%
  Household Realty Corporation Limited                  Ontario               100%
  Household Trust Company                               Canada                100%
  Household Financial Corporation Inc.                  Ontario               100%
Household Reinsurance Ltd.                              Bermuda               100%
